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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 OnDisplay, Inc.

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             (Exact name of registrant as specified in its charter)

                Delaware                                 68-0391052
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 (State of incorporation or organization)   (I.R.S. Employer Identification No.)

                                 OnDisplay, Inc.
                         12667 Alcosta Blvd., Suite 300
                               San Ramon, CA 94583
                                 (925) 355-3200

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(Address of principal executive offices)                            (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:



        Title of each class                 Name of each exchange on which
        to be so registered                 Each class is to be registered
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [ X ]

Securities Act registration statement file number to which this form relates:
333-86889

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                 Title of Class


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               INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

               Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, (File No. 333-86889) (the "Form S-1 Registration Statement").

ITEM 2.        EXHIBITS

               The following exhibits are filed as part of this registration statement:

               3.1(a) *Amended and Restated Certificate of Incorporation of
                       Registrant, as currently in effect.

               3.1(b) *Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.

               4.1(a) *Bylaws of Registrant as currently in effect.

               4.1(b) *Bylaws of the Registrant as in effect upon completion of the offering under the S-1 Registration Statement.

               4.1(c)  Specimen certificate for Registrant's Common Stock.

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*Incorporated by reference to the corresponding exhibit filed with the Form S-1
Registration Statement.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: December 9, 1999                      OnDisplay, Inc.



                                            By:   /S/ Mario M. Rosati
                                                  ------------------------------
                                                  Mario M. Rosati
                                                  Secretary

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                               INDEX TO EXHIBITS


              NUMBER                    DESCRIPTION
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               3.1(a) *Amended and Restated Certificate of Incorporation of
                       Registrant, as currently in effect.

               3.1(b) *Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.

               4.1(a) *Bylaws of Registrant as currently in effect.

               4.1(b) *Bylaws of the Registrant as in effect upon completion of the offering under the S-1 Registration Statement.

               4.1(c)  Specimen certificate for Registrant's Common Stock.

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*Incorporated by reference to the corresponding exhibit filed with the Form S-1
Registration Statement.